SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 28, 2003


                          COOPERATIVE BANKSHARES, INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


         North Carolina                0-24626                 56-1886527
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission           (I.R.S. employer
      of incorporation)              file number)          identification no.)



        201 Market Street, Wilmington, North Carolina           28401
        ----------------------------------------------------------------
        (Address of principal executive offices)              (Zip code)


        Registrant's telephone number, including area code:(910) 343-0181
                                                           --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On January 28, 2003, the Registrant issued a press release reporting earnings for the quarter and twelve months ending December 31, 2002. A copy of the press release and related financial tables are attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following exhibit is filed herewith.

     (a)  Exhibits.

          99.1 Press Release dated January 28, 2003 and related financial tables.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COOPERATIVE BANKSHARES, INC.
                                    ----------------------------



                                    By: /s/ Frederick Willetts
                                        ---------------------------------------
                                        Frederick Willetts, III, President



Date: January 28, 2003